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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934 Date of Report

              (Date of earliest event reported): February 25, 2007

                         TIENS BIOTECH GROUP (USA), INC.
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             (Exact name of registrant as specified in its charter)

            Delaware                    0-49666                75-2926439
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  (State or other jurisdiction        (Commission           (I.R.S. Employer
       of incorporation)              File Number)       Identification Number)

  No. 6, Yuanquan Road, Wuqing New-Tech Industrial Park, Tianjin, China 301700
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                    (Address of principal executive offices)

      Registrant's telephone number, including area code: (86) 22-8213-7658

                                 Not applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS,
APPOINTMENT OF PRINCIPAL OFFICERS.

(b) Ping Bai has resigned as a Director of Tiens Biotech Group (USA), Inc. (the "Company"), effective as of February 25, 2007. There were no disagreements between Ms. Bai and the Company on any matter relating to the Company's operations, policies or practices, which resulted in her resignation. Ms. Bai was a member of the compensation committee of the Board of Directors of the Company. The Board of Directors of the Company is not currently contemplating appointing a new director to fill the vacancy and will consider the vacancy on the compensation committee at a later date.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                         TIENS BIOTECH GROUP (USA), INC.


Date:  February 28, 2007                By:    /s/ Jinyuan Li
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                                        Name:  Jinyuan Li
                                        Title: Chairman, Chief Executive Officer
                                               and President

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